UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 28, 2024

MariaDB plc
(Exact name of registrant as specified in its charter)

Ireland	001-41571	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

699 Veterans Blvd
Redwood City, CA 94063
(Address of principal executive offices, including zip code)

(855) 562-7423
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	MRDB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	MRDBW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Restructuring Officer

As previously disclosed by the Company, on March 12, 2024, the Company and FTI Consulting, Inc. entered into an engagement letter (the “Engagement Letter”) to appoint Chris Creger to serve as the Company’s Chief Restructuring Officer (“CRO”). On May 28, 2024, Mr. Creger notified the Company of his intent to resign as CRO and terminate the Engagement Letter effective immediately. As such, the Engagement Letter terminated in accordance with its terms and Mr. Creger resigned as CRO of the Company on May 28, 2024. The Company does not intend to appoint a replacement CRO.

Amendment to Chief Executive Officer’s Employment Agreement

On May 30, 2024, MariaDB USA, Inc. and Paul O’ Brien, the Chief Executive Officer of MariaDB plc, entered into Amendment No.1 (the “Amendment”) to Mr. O’Brien’s Employment Agreement dated May 26, 2023 (the “Existing Employment Agreement”), which would otherwise have expired by its terms on May 26, 2024. Pursuant to the Amendment, which has an effective date of May 26, 2024, Mr. O’Brien’s employment will no longer be for a defined term and will instead continue on an at-will basis. No amendments have been made to any other material terms of Mr. O’Brien’s Existing Employment Agreement, including his base salary, target bonus or his severance benefits.

The foregoing description is qualified by reference to the terms of the Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Amendment No.1 to Employment Agreement by and between MariaDB USA, Inc. and Paul O’Brien, dated May 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MariaDB plc
Dated: May 31, 2024
	By:	/s/ Conor McCarthy
		Name:	Conor McCarthy
		Title:	Chief Financial Officer